KCG Holdings, Inc. (NYSE: KCG) Barclays Global Financial Services Conference September 17, 2015 Exhibit 99.1

Safe Harbor
Certain statements contained herein may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the U.S.
Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,”
“anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,”
“should,” “could” or “may,” or by variations of such words or by similar expressions. These “forward-looking statements” are not historical facts and are based on current expectations, estimates and projections about KCG's industry, management's beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the strategic business combination (the “Mergers”) of Knight Capital Group, Inc. (“Knight”) and GETCO Holding Company,
LLC (“GETCO”); (ii) difficulties and delays in fully realizing cost savings and other benefits of the Mergers and the inability to manage trading strategy performance and sustain revenue and earnings growth; (iii) the sale of KCG Hotspot; (iv) changes in market structure, legislative, regulatory or financial reporting rules, including the increased focus by Congress, federal and state regulators, the SRO’s and the media on market structure issues, and in particular, the scrutiny of high frequency trading, alternative trading systems, market fragmentation, colocation, access to market data feeds, and remuneration arrangements such as payment for order flow and exchange fee structures; (v) past or future changes to
KCG's organizational structure and management; (vi) KCG's ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG's customers and potential customers; (vii) KCG's ability to keep up with technological changes;
(viii) KCG's ability to effectively identify and manage market risk, operational and technology risk (such as the events that affected Knight on
August 1, 2012), legal risk, liquidity risk, reputational risk, counterparty and credit risk, international risk, regulatory risk, and compliance risk; (ix)
the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; (x) the effects of increased competition and KCG's ability to maintain and expand market share; and (xi) the announced plan to relocate KCG’s global headquarters from Jersey City, NJ to New York, NY. The list above is not exhaustive. Because forward looking statements involve risks and uncertainties, the actual results and performance of KCG may materially differ from the results expressed or implied by such statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. Unless otherwise required by law, KCG also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made herein. Readers should carefully review the risks and uncertainties disclosed in KCG’s reports with the U.S. Securities and Exchange Commission (“SEC”), including those detailed under “Certain Factors Affecting Results of Operations” in the
MD&A and in “Risk Factors” in Part I, Item 1A of KCG 's Annual Report on Form 10-K for the year ended December 31, 2014, and in other reports or documents KCG files with, or furnishes to, the SEC from time to time. This information should be read in conjunction with KCG’s Consolidated
Financial Statements and the Notes thereto contained in the Quarterly Report on Form 10-Q for the quarter-ended June 30, 2015, and in other reports or documents KCG files with, or furnishes to, the SEC from time to time.
For additional disclosures, please see https://www.kcg.com/legal/global-disclosures.

Investment Rationale
1.
A better model for the emerging competitive landscape –
pure-play,
execution-only, scalable, non-bank, non-SIFI
2.
A developer of advanced technologies driving the shift in trading from analog to digital across asset classes
3.
Prospects for multiyear organic growth direct from core capabilities
4.
Strong cash flow generation and demonstrated record of capital return
5.
Long-term growth opportunities from the continuing after effects of new regulations instituted in response to the global financial crisis of 2008

The KCG Model
Market
Making
Agency
Execution
Trading
Venues
KCG helps retail and institutional investors
efficiently buy and sell liquid financial assets
around the world.
A leading, independent global securities firm
dedicated exclusively to trading
Developer of advanced technologies applicable to
market making, agency execution and trading
venues in multiple asset classes
Delivers consistent, high-quality trade executions
that drive trading performance for retail and
institutional investors
Contributes to better price discovery, deeper
liquidity, tighter spreads and lower costs for all
market participants
Direct-to-client and non-client,
exchange-based market making
Agency-based trading
on behalf of clients
Agency-based trading between
principals to transactions

The Competitive Landscape
Global
banks
Proprietary
Trading
Groups
EMSs / OMSs
Exchanges
ATSs
Market Makers
Institutional
e-Brokers
Mid-Size
Institutional
Brokers
KCG¹
3
Prime
Brokers
1
KCG Holdings, Inc. was formed July 1, 2013 by the merger of GETCO Holding Company, LLC and Knight Capital Group, Inc.
Specialized
Full Service
Client Offering
Getting to the Right Strategic Spot in U.S. Trade Execution
Potential Disruptors
Market Leaders

3Q15 Intra-Quarter Updates
Average daily consolidated U.S. equity dollar volume
Average realized volatility for the S&P 500
Market conditions in U.S. equities
20.8
9.4
10.3
U.S.
equities
Non-U.S. equities
KCG consolidated revenues
for the trailing four quarters
2
Strong market conditions in U.S. equities
–
Consolidated U.S. equity volume and
realized volatility for the S&P 500 quarter
to date are elevated in comparison to prior
reporting periods
–
Retail trading activity QTD is tracking +12%
compared to 2Q15 and +21% to 3Q14
Increased activity in global equities QTD
–
Year over year, European equity notional
volume up 17% while Asian equity share
volume is up 10%
Mixed market conditions in fixed income,
currencies and commodities QTD
–
Year over year, U.S. Treasuries are essentially
flat while currencies are slightly lower
As previously disclosed, during 3Q15, KCG will
record non-recurring real-estate charges of $25
to $30 million as well as additional
Depreciation and amortization of $4.5 to $5
million related to the corporate relocation
4
Sources: KCG, BATS Global Markets, Bloomberg, TRACE, EBS, Reuters
1
3Q15 consolidated U.S. equity volumes and realized volatility for the S&P 500 represent quarter-to-date activity through September 15, 2015
2
As a category, non-U.S. equities includes European and Asian equities, fixed income, currencies and commodities; Revenues for the trailing four quarters ended 2Q15 excluding Regulation G items
8,000
2
$400,000
6,000
$300,000
4,000
$200,000
2,000
$100,000
3Q14
2Q15
3Q15
69%
31%
1
Average daily consolidated U.S. equity share volume

Market Making

Avg.
daily exchange-listed U.S. equity share volume
Avg. daily U.S. equity dollar volume
Direct-to-client market making
A leading direct-to-client market maker
serving
retail
brokers
and
banks
globally
in
an
expanding number of asset classes
A scale operation with competition based on
market coverage, execution quality, reliability
and payment for order flow
Currently offer liquidity in U.S. equities, listed
U.S. options, European equities, U.S. fixed
income and currencies
Non-client, exchange-based market making
A
provider
of
bilateral
liquidity
–
best
prices
for
buy
and
sell
orders
–
on
public
and
private
markets
Active globally in select asset classes that are
largely electronic, fairly liquid and centrally
cleared
Anticipated future growth from the
modernization of markets for global equities,
fixed income, currencies and commodities
Sources: KCG, RegOne, BATS Global Markets, Bloomberg
1
3Q15 data as of September 15, 2015 unless otherwise noted
2
3Q15 SEC Rule 605 U.S. equity share volume  includes estimates of August and month-to-date September 2015 activity based on public and proprietary data
2
3Q15 KCG U.S. equity market making trade volumes represent quarter-to-date activity through August 2015
KCG U.S.
equity market making trade volumes
-25%
0%
25%
50%
75%
-$75
$0
$75
$150
$225
3Q14
2Q15
3Q15
1
Primary drivers of revenues from U.S. equities
1,200
2
$40,000
900
$30,000
600
$20,000
300
$10,000
3Q14
2Q15                          3Q15  ³
KCG revenue from U.S. equity market making
Avg. daily SEC Rule 605 U.S equity share volume ²
Avg. daily consolidated U.S equity dollar volume
Avg. daily consolidated U.S equity share volume
Avg. realized volatility  for  the  S&P  500

Agency Execution and Trading Venues

Agency execution
A leading execution-only broker serving
mutual funds, hedge funds and pension funds
in global equities
Offer algorithmic trading as well as sales
trading for more complex trades
Anticipated future growth from increasing
penetration of KCG algorithms among the
leading asset managers
Trading venues
A developer and operator of marketplaces in
strategic asset classes
Anticipated future growth from the
modernization
of
markets
–
in
particular
fixed
income –
that remain manual, non-transparent
and illiquid
A
16.7%
stake
in
global
exchange
BATS
2
Sources: KCG, BATS Global Markets, TRACE
1
3Q15 consolidated U.S. equity share volume represents quarter-to-date activity through September 15, 2015 while KCG algorithmic trading and order routing volume is through August 31, 2015
2
KCG’s strategic investment in BATS Global Markets, Inc. is contained in the Corporate and Other segment
3
3Q15 KCG BondPoint trade volume and market share represents quarter-to-date activity through August 31, 2015
KCG algorithmic trading and order routing
U.S. equity share volume
KCG BondPoint trade volume and market share
3Q14
2Q15
3Q15
3
3.0
4.0
5.0
6.0
8.0
7.0
200
240
280
320
360
400
3Q14
2Q15
3Q15
1
$90
$105
$120
$135
$150
$165
0.0%
2.5%
5.0%
7.5%
10.0%
12.5%
15.0%
17.5%
20.0%
22.5%
25.0%
Avg. daily fixed income par value traded
Market share of corporate bond transactions <250 bonds
Market share of muni bond transactions <250 bonds
Avg. daily algorithmic trading and order routing U.S equity share volume
Avg. daily consolidated U.S. equity share volume
248.2
287.0
318.8
6.1%
6.9%
7.5%
18.9%
19.9%
18.9%

Cash Management: Deleveraging to Capital Return
Debt
level
Cumulative share
repurchases
Cash
(in $ millions)
Sources
Uses
Approximate cash and cash equivalents
at July 1, 2013 1
$     730
Asset
sales
2
448
Free
cash
flow
3
300
Debt repayments
4
857
Funds received from issuance of debt, net
5
482
Distributions from investments, net
6
58
Share repurchases
7
95
Tender offer
8
330
Income taxes paid
80
Other, net
9
115
Cash and cash equivalents at June 30, 2015
541
Targeted liquidity pool of cash and highly liquid
financial instruments
10
350
Cash
in excess of targeted liquidity pool
11
$     191
NOTE: Totals may not add due to rounding
7
1
Represents the aggregate cash and cash equivalents held by GETCO Holding Company, LLC and Knight Capital Group,
Inc. at June 30, 2013; also factors in cash activity related to the Mergers on 7/1 including issuance of $535 million First
Lien Credit Facility, contribution of $55 million from GA offset by payment to Knight shareholders of $720 million, funding of escrow account to paydown
Knight Convertibles of $375 million, payment of debt (and interest on debt) on
GETCO's books and fees on Merger-related debt issuances
2
Asset sales represent aggregate cash received to date from the sales of Urban Financial of America, KCG's futures commission merchant (FCM) and KCG Hotspot; the value is a gross amount and is not net of taxes payable on the applicable gains; amount also excludes all future consideration
3
Free cash flow represents income from continuing operations less capital expenditures plus non-cash items such as depreciation and amortization, stock-based compensation and non-GAAP adjustments included in Regulation G tables through 2Q15
4
Debt repayments represents total cash used to redeem 8.25% $305 million Senior Secured Notes plus its make-whole premium plus $535 million First Lien Credit Facility ($117 million of the paydown
of
this
facility
came
from
the
Collateral
Account funded on 7/1; $117 million of KCG's cash was then used  for the repayment of the remaining principal outstanding of Knight's Convertible Notes
5
Funds received from issuance of debt, net represents issuance of 6.875% $500 million Senior Secured Notes, net of issuance discount and fees paid to third parties directly attributable to the debt issuance
6
Distributions from investments, net represents cash received as returns on capital related to KCG's investments, net of additional
investments
made
7
Represents share repurchases under the $400 million share repurchase program authorized by the KCG Board of Directors and announced on May 1, 2015
8
Represents the dollar value of shares repurchased and retired under the modified Dutch auction tender offer completed on June 9, 2015
9
Other represents net uses of cash not included in the other categories, including financing of our financial instruments
10
Targeted liquidity pool, as described in KCG's quarterly report on Form 10-Q for the quarter ended June 30, 2015 within Item 3 ‘Quantitative and Qualitative Disclosures About Market Risk’
11
Represents cash and other
highly liquid financial instruments in excess of the targeted liquidity pool and included within Cash and cash equivalents on the June 30, 2015 balance sheet
$1,215
$495
$425
$250
$500
$750
$1,000
$1,250
KCG debt level and cumulative share repurchases
$0

Consolidated Expenses
Compensation and benefits
Communications and data processing
Depreciation and amortization
Debt
interest expense
Professional
fees
Occupancy
and equipment rentals
Business
development
Other
8
Compensation and benefits declined $39.8
million due to decreased headcount and reduced
discretionary bonus accruals
Communications and data processing decreased
$7.1 million due to reduced market data and
terminal fees, connectivity costs and
maintenance expenses
Among transaction-based expenses not included
in the chart, Execution and clearance fees
declined
$17.7
million
–
amid
an
increase
in
KCG
trade
volumes
–
due
to
better
tiered
exchange
pricing and reduced regulatory transaction fees
Among future corporate relocation and other real
estate-related expenses
-
Depreciation and amortization will increase
approximately $4.5 to $5 million per quarter
from 3Q15 through 4Q16
-
Occupancy and equipment rentals will
increase approximately $1.5 million per
quarter from 4Q15 through 4Q16
1
See addendum for a reconciliation of GAAP to non-GAAP financial results
1H14
1H15
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
First
half
non-GAAP
expenses
$407.7
$359.0
1

Prospects for Multiyear Organic Growth

Market
Making
Agency
Execution
Trading
Venues
Market Making:
Incremental market share gains in U.S. equities from
strategic clients,
Market making in global equities, fixed income,
currencies and commodities,
Expansion of the client network in Europe
Agency Execution:
Expansion of algorithmic trading among U.S.
and European asset managers,
The continued growth of ETF industry assets
under management and trading volume,
The potential for unbundling of commissions
from other services
Trading Venues:
Expansion
of
the
KCG
BondPoint
offering
for
institutional clients
Industry consolidation among ATSs

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

Market Making
Global Execution
Services
Corporate and
Other
Consolidated
$     4,402
$     (9,937)
$     (51,579)
$     (57,114)
19,844
8,202
803
28,849
-
-
16,500
16,500
-
-
8,506
8,506
-
-
6,327
6,327
$     24,246
$     (1,735)
$     (19,443)
$     3,068
3 months ended June  30, 2015
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
Accelerated stock-based compensation
Debt make-whole premium
Writedown of capitalized debt costs
Other real estate related charges
Non-GAAP income (loss) from continuing operations before income taxes

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

Market Making
Global Execution
Services
Corporate and
Other
Consolidated
$     39,340
$     381,058
$     (14,270)
$     406,128
-
(385,026)
-
(385,026)
-
6,736
-
6,736
-
4,457
-
4,457
-
-
132
132
$     39,340
$     7,225
$     (14,138)
$     32,427
3 months ended March 31, 2015
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
Gain on sale of KCG Hotspot
Professional fees related to sale of KCG Hotspot
Compensation expense related to sale of KCG Hotspot
Other real estate related charges
Non-GAAP income (loss) from continuing operations before income taxes

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

Market Making
Global Execution
Services
Corporate and
Other
Consolidated
$     42,710
$     9,968
$     (26,147)
$     26,531
-
(2,116)
-
(2,116)
-
-
6,117
6,117
$     42,710
$     7,852
$     (20,030)
$     30,532
3 months ended December 31, 2014
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
Gain on sale of FCM
Other real estate related charges
Non-GAAP income (loss)  from continuing operations before income taxes

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)

Market Making
Global Execution
Services
Corporate and
Other
Consolidated
$     (8,033)
$     (1,664)
$     (5,538)
$     (15,235)
-
-
(15,105)
(15,105)
2,786
3,577
4,158
10,521
-
-
301
301
$     (5,247)
$     1,913
$     (16,184)
$     (19,518)
3 months ended September 30, 2014
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP loss from continuing operations before income taxes
Net gain related to tradeMONSTER combination with OptionsHouse
Compensation related to reduction in workforce and other employee separations
Other real estate related charges
Non-GAAP  (loss) income from continuing operations before income taxes

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
Market Making
Global Execution
Services
Corporate and
Other
Consolidated
$     36,004
$     736
$     (22,233)
$     14,507
Writedown
of capitalized debt costs
-
-
1,995
1,995
Compensation related to reduction in workforce
383
1,886
800
3,069
Other real estate related charges
452
-
1,489
1,941
$     36,839
$     2,622
$     (17,949)
$     21,512
14
3 months ended June 30, 2014
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
Non-GAAP income (loss) from continuing operations before income taxes

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
Market Making
Global Execution
Services
Corporate and
Other
Consolidated
$     76,032
$     2,016
$     (18,664)
$     59,384
Writedown
of capitalized debt costs
-
-
7,557
7,557
Income
resulting from the merger of BATS and Direct Edge, net
-
-
(9,644)
(9,644)
Other real estate related charges
359
-
(93)
266
$     76,391
$     2,016
$     (20,844)
$     57,563
15
3 months ended March 31, 2014
Reconciliation of GAAP pre-tax to non-GAAP pre-tax:
GAAP income (loss) from continuing operations before income taxes
Non-GAAP income (loss) from continuing operations before income taxes

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Employee compensation and benefits
109,471
28,849
80,622
Communications
and data processing
34,240
-
34,240
Depreciation and amortization
20,726
-
20,726
Debt interest expense
9,989
-
9,989
Professional fees
5,694
-
5,694
Occupancy and equipment rentals
7,474
-
7,474
Business development
3,025
-
3,025
Other
real estate and debt extinguishment charges
31,333
31,333
-
Other
10,652
-
10,652
$     232,604
$     60,182
$     172,422
1
Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.
16
3 months
ended
June
30,
2015
Reconciliation
of
GAAP
expenses
to
KCG
non-GAAP,
normalized expenses:
Total
expenses
1

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Reconciliation
of GAAP expenses to KCG non-GAAP,
normalized expenses:
Employee compensation and benefits
106,718
4,457
102,261
Communications
and data processing
33,764
-
33,764
Depreciation and amortization
20,615
-
20,615
Debt interest expense
8,463
-
8,463
Professional fees
11,181
6,736
4,445
Occupancy and equipment rentals
7,340
-
7,340
Business development
1,857
-
1,857
Other real estate related charges
132
132
-
Other
7,808
-
7,808
$     197,878
$     11,325
$     186,553
1
Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.
17
Total
expenses
1
3
months
ended
March
31,
2015

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
1
Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.
18
GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
116,214
-
116,214
36,945
-
36,945
21,224
-
21,224
7,721
-
7,721
5,695
-
5,695
8,514
-
8,514
2,308
-
2,308
6,117
6,117
-
9,822
-
9,822
$     214,561
$     6,117
$     208,444
3 months ended December 31, 2014
Reconciliation  of GAAP expenses to KCG non-GAAP,
normalized expenses:
Employee compensation and benefits
Communications and data processing
Depreciation and amortization
Debt interest expense
Professional fees
Occupancy and equipment rentals
Business development
Other real estate related charges
Other
Total expenses¹

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
3 months ended September 30, 2014
GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Reconciliation of GAAP expenses to KCG non-GAAP,
normalized expenses:
Employee compensation and benefits
95,307
10,521
84,786
Communications
and data processing
38,576
-
38,576
Depreciation and amortization
20,298
-
20,298
Debt interest expense
7,714
-
7,714
Professional fees
7,161
-
7,161
Occupancy and equipment rentals
7,672
-
7,672
Business development
3,163
-
3,163
Other real estate related charges
301
301
-
Other
10,580
-
10,580
$     190,772
$     10,822
$     179,950
1
Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.

Total expenses
1

GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Employee compensation and benefits
103,430
3,069
100,361
Communications
and data processing
38,279
-
38,279
Depreciation and amortization
19,823
-
19,823
Debt interest expense
7,497
-
7,497
Professional fees
7,337
-
7,337
Occupancy and equipment rentals
8,235
-
8,235
Business development
2,609
-
2,609
Other real estate and debt extinguishment charges
3,936
3,936
-
Other
10,767
-
10,767
Total
expenses
1
$     201,913
$     7,005
$     194,908
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
1
Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.
20
Reconciliation of GAAP expenses to KCG non-GAAP,
normalized expenses:
3 months ended June 30, 2014

GAAP
Adjustments for
non-GAAP presentation
KCG non-GAAP, normalized
expenses
Employee compensation and benefits
122,319
-
122,319
Communications
and data processing
36,796
-
36,796
Depreciation and amortization
20,103
-
20,103
Debt interest expense
9,524
-
9,524
Professional fees
5,402
-
5,402
Occupancy and equipment rentals
8,285
-
8,285
Business development
1,683
-
1,683
Other real estate and debt extinguishment charges
7,823
7,823
-
Other
8,643
-
8,643
Total
expenses
1
$     220,578
$     7,823
$     212,755
Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
1
Total expenses exclude transaction-based expenses which fluctuate based on market conditions and client activity.
21
Reconciliation of GAAP expenses to KCG non-GAAP,
normalized expenses:
3 months ended March 31, 2014